                                                                  Exhibit (a)(8)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

If you have sold or transferred all your American Depositary Shares, commonly known as ADSs, in Tubos de Acero de Mexico, S.A. ("Tamsa"), please send this ADS letter of transmittal together with the accompanying documents as soon as possible to the purchaser or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

This document should be read in conjunction with the prospectus of Tenaris S.A. (the "Company") dated November 8, 2002. The definitions used in the prospectus apply to this ADS letter of transmittal. All terms and conditions contained in the prospectus for the offer to exchange ADSs of the Company for Tamsa ADSs are deemed to be incorporated in and form part of this ADS letter of transmittal.

                           ADS LETTER OF TRANSMITTAL

                     TO EXCHANGE AMERICAN DEPOSITARY SHARES
                  (EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS)

                                       OF

                         TUBOS DE ACERO DE MEXICO, S.A.
                                      FOR

                           AMERICAN DEPOSITARY SHARES
                  (EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS)

                                       OF

                                  TENARIS S.A.

                           PURSUANT TO THE PROSPECTUS
                             DATED NOVEMBER 8, 2002

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME (7:00 P.M., BUENOS AIRES TIME), ON DECEMBER 13, 2002, UNLESS EXTENDED.

               The U.S. exchange agent for the exchange offer is:

                              JPMORGAN CHASE BANK


                                    By Facsimile Transmission:
           By Mail:              (For Eligible Institutions Only)       By Overnight Courier:                 By Hand:
      JPMorgan Chase Bank                 (781) 575-4826                 JPMorgan Chase Bank             JPMorgan Chase Bank
    c/o EquiServe Corporate                                            c/o EquiServe Corporate        c/o Securities & Transfer
        Reorganization                   For Confirmation                  Reorganization                Reporting Services
        P.O. Box 43006                      Telephone:                   40 Campanelli Drive          100 William St., Galleria
   Providence, RI 02940-3006                                             Braintree, MA 02184             New York, NY 10038
                                          (781) 575-4816

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO THE DEPOSITORY TRUST & CLEARING CORPORATION ("DTCC") WILL NOT CONSTITUTE VALID DELIVERY TO THE U.S. EXCHANGE AGENT.

The instructions accompanying this ADS letter of transmittal should be read carefully before this ADS letter of transmittal is completed.

THIS ADS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING TAMSA ADSs. DO NOT USE THIS LETTER OF TRANSMITTAL FOR ANY OTHER PURPOSE.

If you exchange Tamsa ADSs for ADSs of the Company, you will receive one ADS of the Company for every 1.8904 Tamsa ADSs tendered.

                ACTION TO BE TAKEN TO ACCEPT THE EXCHANGE OFFER

Please read the detailed instructions on how to complete this ADS letter of transmittal. This ADS letter of transmittal should only be used to accept the exchange offer if you are a registered holder of Tamsa ADSs. Tamsa shares, except insofar as they are represented by ADSs, cannot be tendered by means of this ADS letter of transmittal. If you wish to tender Tamsa shares which are not represented by ADSs, you have to use a separate form of acceptance for Tamsa shares and deliver such form along with your Tamsa shares to the Mexican exchange agent. You can obtain such a form of acceptance from the information agent or the Mexican exchange agent.

All ADS letters of transmittal, American Depositary Receipts, commonly referred to as ADRs, of Tamsa evidencing Tamsa ADSs, and other required documents delivered to the U.S. exchange agent by holders of Tamsa ADSs will be deemed, without any further action by the U.S. exchange agent, to constitute acceptance by those holders of the exchange offer with respect to those Tamsa ADSs, and the shares of Tamsa represented thereby, subject to the terms and conditions set forth in the prospectus dated November 8, 2002, any supplements or amendments thereto, and this ADS letter of transmittal.

If you tender certificated Tamsa ADSs, you will receive your new ADSs of the Company in book-entry form, through the direct registration system maintained by JPMorgan Chase Bank, as depositary. JPMorgan Chase Bank will mail you a statement setting forth your ownership interest. If you tender Tamsa ADSs by book-entry delivery through DTCC, you will receive your ADRs of the Company by book-entry delivery through DTCC.

Your acceptance of the exchange offer is on the terms and subject to the conditions contained in the prospectus and in this ADS letter of transmittal. In the event of an inconsistency between the terms and procedures in this ADS letter of transmittal and the prospectus, the terms and procedures in the prospectus shall govern. Please contact the information agent toll free at the address or telephone numbers set forth on the back cover of this ADS letter of transmittal to discuss any inconsistency.

--------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF TAMSA ADSS TENDERED
                                                      (SEE INSTRUCTION 2)
--------------------------------------------------------------------------------------------------------------------------------
          NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON TAMSA ADR(S) OR YOUR                        ADSS TENDERED
                  GLOBAL INVEST DIRECT STATEMENT)                               (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL NUMBER OF
                                                                            TAMSA            TAMSA ADSS           NUMBER OF
                                                                         ADR SERIAL         EVIDENCED BY         TAMSA ADSS
                                                                         NUMBER(S)*          TAMSA ADRS*         TENDERED**
                                                                     ------------------------------------------------------

                                                                     ------------------------------------------------------

                                                                     ------------------------------------------------------

                                                                     ------------------------------------------------------

                                                                     ------------------------------------------------------
 EMPLOYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.  __________ .
--------------------------------------------------------------------------------------------------------------------------------
  * If you hold ADSs through Global Invest Direct, please leave this column blank.
 ** Unless otherwise indicated, it will be assumed that all Tamsa ADSs delivered to the U.S. exchange agent are being tendered.
 You must complete the box headed "Sign Here" in accordance with the instructions therein and, if appropriate, the boxes headed
 "Special Delivery Instructions" and "Special Issuance Instructions."
--------------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: JPMorgan Chase Bank, as U.S. exchange agent:

I hereby instruct the U.S. exchange agent to accept the exchange offer on my behalf with respect to the above described Tamsa ADSs (which expression shall in this ADS letter of transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Tamsa shares represented thereby), subject to the terms and conditions set forth in the prospectus, any supplements or amendments thereto, and this ADS letter of transmittal. I hereby acknowledge that delivery of this ADS letter of transmittal and of the Tamsa ADSs and other required documents delivered to the U.S. exchange agent in connection herewith will be deemed, without any further action by the U.S. exchange agent, to constitute acceptance of the exchange offer by me with respect to these Tamsa ADSs, subject to the rights of withdrawal set out in "Part Three--The Exchange Offer--Withdrawal rights" in the prospectus and the terms and conditions set forth in this ADS letter of transmittal.

I understand that my acceptance of the exchange offer pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between me and the Company upon the terms and subject to the conditions of the exchange offer.

I hereby deliver to the U.S. exchange agent for tender to the Company the above-described ADSs in accordance with the terms and conditions of the prospectus, any supplements or amendments thereto, and this ADS letter of transmittal.

If I or someone acting on my behalf executes an ADS letter of transmittal, upon the terms of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extensions or amendments, I hereby represent and warrant to the Company and agree with the Company that:

- I accept the exchange offer in respect of the number of Tamsa ADSs inserted in this ADS letter of transmittal or tendered with an agent's message on the terms and subject to the conditions set forth in the prospectus and this ADS letter of transmittal and I will execute all other documents deemed by the Company to be necessary or desirable to perfect the transfer of title in respect of these ADSs and the Tamsa shares represented by these ADSs, subject only to the right to withdraw the tendered ADSs in accordance with the terms as described under "Part Three--The Exchange Offer--Withdrawal rights" in the prospectus;

- I have the full power and authority to tender and assign my Tamsa ADSs, as specified in this ADS letter of transmittal;

- my Tamsa ADSs are being transferred to the Company free from all liens, equities, charges and encumbrances and together with all rights that they now have or may acquire in the future, including voting rights and the right to all dividends, other distributions and interest payments hereafter declared, made or paid;

- unless I withdraw my ADSs in accordance with the terms of the exchange offer, I irrevocably authorize and instruct the U.S. exchange agent to deliver my Tamsa ADSs or the Tamsa shares represented by these ADSs to the Company upon confirmation of receipt by the U.S. exchange agent of the ADSs of the Company deliverable to me in exchange for those Tamsa ADSs and, further, to do all such other acts and things as may in its opinion be necessary or expedient for the purposes of, or in connection with, the consummation of the exchange offer and the transfer to the Company or its nominee of all of my Tamsa ADSs or the Tamsa shares represented by these ADSs and all rights attaching to these Tamsa ADSs and the Tamsa shares represented by these ADSs;

- unless I withdraw my ADSs in accordance with the terms of the exchange offer, I irrevocably authorize and instruct the Company and its agents to record and act upon any instructions with regard to notices and payments which have been recorded in the records of the Company in respect of my Tamsa ADSs and the Tamsa shares represented by the ADSs;

- I have been advised to consult with my own advisors as to the consequences of participating or not participating in the exchange offer;

- I will ratify each and every act which may be done or performed by the Company, Tamsa, and any of their directors or agents in the proper exercise of all powers and authorities granted to them by me as a result of my participation in the exchange offer;

- neither I nor any of my agents nor any person on whose behalf I am tendering Tamsa ADSs has granted to any person any right to acquire any of the Tamsa ADSs that I am tendering or any other right with respect to these Tamsa ADSs;

- after the Company has delivered the requisite shares to the depositary, I will receive my ADSs of the Company from the depositary in book-entry form through the direct registration system maintained by the depositary; and

- all authority herein conferred or agreed to be conferred by me shall not be affected by, and shall survive, my death or incapacity, and all of my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns.

I undertake, represent and warrant that if any provision of this ADS letter of transmittal shall be unenforceable or invalid or shall not operate so as to afford the Company or the U.S. exchange agent or their respective agents the benefit of the authority expressed to be given in this ADS letter of transmittal, I shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Company or the U.S. exchange agent to secure the full benefits of this ADS letter of transmittal.

By executing this ADS letter of transmittal or delivering an agent's message, I agree that, effective from and after the date Tamsa ADSs are accepted,

- the Company will be entitled to direct the exercise of any votes attaching to the Tamsa shares represented by the Tamsa ADSs in respect of which the exchange offer has been accepted or is deemed to have been accepted and any other rights and privileges attaching to the Tamsa shares represented by the Tamsa ADSs, including any right to call a meeting of the shareholders; and

- the execution of this ADS letter of transmittal and its delivery to the U.S. exchange agent and the delivery of the ADS letter of transmittal by agent's message will constitute:

- my authority to send any notice, circular, document or other communications which may be required to be sent to me to the Company at the Company's registered office;

- my authority to the Company to sign any consent to execute a form of proxy for the Tamsa shares represented by the Tamsa ADSs in respect of which the exchange offer has been accepted or is deemed to have been accepted appointing any person nominated by the Company to attend ordinary meetings of shareholders of Tamsa and to exercise the votes attaching to those shares on my behalf;

- my irrevocable authority and appointment of the Company as my true and lawful agent and attorney-in-fact for these Tamsa ADSs and the Tamsa shares represented by the ADSs, and any such other securities or rights, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to:

     - deliver these Tamsa ADSs, and any such other securities or rights issued or issuable in respect of these Tamsa ADSs, or transfer the ownership of these Tamsa ADSs, and any other securities or rights issued or issuable in respect of these Tamsa ADSs, on the account books maintained by DTCC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company; and

     - cancel these Tamsa ADSs and deliver the shares underlying such ADSs, and any other securities or rights issued or issuable in respect of such shares, or transfer the ownership of such shares, and any other securities or rights issued or issuable in respect of such shares, on the central depositary system maintained by Indeval in Mexico, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of these Tamsa ADSs and the Tamsa shares represented by the ADSs, and any such other securities or rights issued or issuable in respect of these Tamsa ADSs or Tamsa shares, all in accordance with the terms of the exchange offer; and

- my agreement not to exercise any of these rights without the Company's consent and an irrevocable undertaking not to appoint a proxy for or to attend ordinary meetings of shareholders.

If I withdraw my Tamsa ADSs in accordance with the terms of the exchange offer, the appointment by proxy above will terminate from the time of withdrawal.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," I hereby instruct the Company to issue, or cause to be issued, the ADSs of the Company, evidenced by the ADRs of the Company, issued in exchange for my tendered Tamsa ADSs in the name or names of the registered holders appearing herein in the box entitled "Description of Tamsa ADSs Tendered."

Similarly, unless otherwise indicated herein under "Special Delivery Instructions," I hereby instruct the Company to deliver, or cause to be delivered, the ADSs of the Company in book-entry form through the direct registration system maintained by the depositary, issued in exchange for my tendered Tamsa ADSs, and deliver the statement therefore to the address or addresses of the registered holders appearing herein in the box entitled "Description of Tamsa ADSs Tendered."

In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, I hereby instruct the Company to issue, or cause to be issued, the ADSs of the Company in book-entry form, issued in exchange for my tendered Tamsa ADSs, in the name of the person or persons so indicated and deliver, or cause to be delivered, the ADSs of the Company in book-entry form recorded in the registration system maintained by the depositary, to be issued in exchange for my tendered Tamsa ADSs to the person or persons and to the addresses of the person or persons so indicated.

In the case of a book-entry delivery of the Tamsa ADSs, I hereby instruct the Company to arrange to credit the account maintained by my agent at DTCC with ADSs of the Company issued in exchange for the Tamsa ADSs tendered in book-entry form. In the case of Tamsa ADSs held in Global Invest Direct, I hereby instruct that the ADSs of the Company issued in exchange for those Tamsa ADSs held in Global Invest Direct be issued in book-entry form through the direct registration system maintained by the depositary.

I recognize that the Company will not transfer any Tamsa ADSs from the name of the registered holder and will return any Tamsa ADSs to the registered holder if the Company does not accept for exchange any of the Tamsa ADSs so tendered.

The terms and conditions of the exchange offer contained in the prospectus, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS letter of transmittal, which shall be read and construed accordingly.

This ADS letter of transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the exchange offer shall not be made, until the Tamsa ADSs being tendered and all other required documentation have been received by the U.S. exchange agent as provided in the prospectus and this ADS letter of transmittal.

Unless the "Special Delivery Instructions" box is completed, the address of the holder inserted in the box entitled "Description of Tamsa ADSs Tendered" is the address to which the consideration will be sent.

[ ] Check here if any of the Tamsa ADRs representing Tamsa ADSs that you own have been lost or destroyed. See Instruction 9.

     Number of Tamsa ADSs represented by lost or destroyed Tamsa ADR(s):

In case of questions, daytime telephone number where I can be reached:
               .

                         SPECIAL ISSUANCE INSTRUCTIONS
                          (INSTRUCTIONS 1, 4, 5 AND 6)

[ ] Check box ONLY if the ADSs of the Company, evidenced by ADRs of the Company, and the check for the proceeds from the sale of any fractional ADSs of the Company with respect to Tamsa ADSs accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue to:

Name:
----------------------------------------------
                      (PLEASE PRINT: FIRST, MIDDLE AND LAST NAME)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
              (EMPLOYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.)

                         SPECIAL DELIVERY INSTRUCTIONS
                          (INSTRUCTIONS 1,4, 5 AND 6)

[ ] Check box ONLY if the ADSs of the Company, and the check for the proceeds from the sale of any fractional ADSs of the Company with respect to Tamsa ADSs accepted for exchange are to be sent to someone other than the undersigned at an address other than that shown above.

Mail to:

Name:
----------------------------------------------
                      (PLEASE PRINT: FIRST, MIDDLE AND LAST NAME)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
              (EMPLOYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.)

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))
Dated:
------------------------, 2002
Must be signed by registered holder(s) exactly as name(s) appear(s) on Tamsa ADR(s) evidencing the Tamsa ADS(s) or on the registered holder's Global Invest Direct statement, if applicable, or by person(s) to whom Tamsa ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith.

If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 4.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area code and telephone no.:
--------------------------------------------------------------------------------

Employer Identification No. or
Social Security No.:
--------------------------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 4)

Authorized signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area code and telephone no.:
--------------------------------------------------------------------------------

Dated:
------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF ADS LETTER OF TRANSMITTAL AND TAMSA ADSS.

You can validly tender your Tamsa ADSs by following the instructions below.

Tamsa ADSs in Certificated Form. If you hold your Tamsa ADSs in certificated form, you will need to do each of the following before the expiration date:

- complete and execute this ADS letter of transmittal in accordance with the instructions contained herein; and

- deliver this properly completed and duly executed ADS letter of transmittal, together with the ADRs evidencing your Tamsa ADSs and any other documents specified in this ADS letter of transmittal, to the U.S. exchange agent at the address shown on the cover of this ADS letter of transmittal.

Your signature on this ADS letter of transmittal must in certain circumstances be guaranteed by a financial institution eligible to do so because it is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. These institutions are commonly referred to as eligible institutions. Most banks, savings and loans associations and brokerage houses are participants in these programs and therefore eligible institutions. You do not need to have your signature guaranteed by an eligible institution if:

- you are the registered holder of the Tamsa ADSs tendered and you have not completed the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions" in this ADS letter of transmittal; or

- you are tendering Tamsa ADSs for the account of an eligible institution.

If Tamsa ADSs are forwarded to the U.S. exchange agent in multiple deliveries, a properly completed and duly executed ADS letter of transmittal must accompany each delivery.

If the ADSs are registered in the name of a person other than the signatory of the ADS letter of transmittal, then the tendered ADRs must be endorsed or accompanied by appropriate stock powers. The stock powers must be signed exactly as the name or names of the registered owner or owners appear on the ADRs, with the signatures on the ADRs or stock powers guaranteed as described above and in accordance with the instructions in the ADS letter of transmittal.

Tamsa ADSs in Book-Entry Form (other than through Global Invest Direct). If you hold your Tamsa ADSs in book-entry form in a brokerage or custodian account through an agent, including a broker, dealer, bank, trust company or other financial intermediary, you will need to timely instruct your agent to tender the Tamsa ADSs on your behalf before the expiration date by:

- causing DTCC to transmit an agent's message via DTCC's confirmation system to the U.S. exchange agent stating that DTCC has received an express acknowledgment from a participant in DTCC that the participant tendering ADSs has received and agrees to be bound by the terms and conditions of the exchange offer stated in the prospectus and this ADS letter of transmittal; and

- making a book-entry transfer of your Tamsa ADSs to the account established by the U.S. exchange agent at DTCC for the purpose of receiving these transfers.

The U.S. exchange agent will establish an account at DTCC with respect to the Tamsa ADSs held in book-entry form for purposes of this exchange offer. Any financial institution that is a participant in DTCC's systems may make book-entry delivery of Tamsa ADSs by causing DTCC to transfer the Tamsa ADSs into the U.S. exchange agent's account at DTCC. This must be done in accordance with DTCC's procedure for book-entry transfers.

Tamsa ADSs in Global Invest Direct. If you hold your Tamsa ADSs through Global Invest Direct, you will need to do each of the following before the expiration date:

- complete and execute this ADS letter of transmittal in accordance with the instructions contained herein; and

- deliver this properly completed and duly executed ADS letter of transmittal and any other documents specified in this ADS letter of transmittal to the U.S. exchange agent at the address shown on the cover of this ADS letter of transmittal.

Your signature on this ADS letter of transmittal must in certain circumstances be guaranteed by a financial institution eligible to do so because it is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. These institutions are commonly referred to as eligible institutions. Most banks, savings and loans associations and brokerage houses are participants in these programs and therefore eligible institutions. You do not need to have your signature guaranteed by an eligible institution if:

- you are the registered holder of the Tamsa ADSs tendered and you have not completed the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions" in this ADS letter of transmittal; or

- you are tendering Tamsa ADSs for the account of an eligible institution.

The method of delivery of Tamsa ADSs, the ADS letter of transmittal and all other required documents is at your option and risk. Tamsa ADSs will be deemed delivered only when actually received by the U.S. exchange agent. In all cases, sufficient time should be allowed to ensure a timely delivery. If you deliver the materials by mail, then registered mail with return receipt requested and proper insurance is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Delivery should be effected as soon as possible but no later than 5:00 p.m., New York City time, on December 13, 2002, unless the exchange offer is extended.

No alternative, conditional or contingent tenders will be accepted. By executing this ADS letter of transmittal you waive any right to receive any notice of the acceptance of your Tamsa ADSs for exchange.

2. INADEQUATE SPACE. If the space provided herein is inadequate, you should list on a separate schedule attached hereto the serial number of the Tamsa ADRs, the total number of Tamsa ADSs represented by these Tamsa ADRs and the number of Tamsa ADSs tendered.

3. PARTIAL TENDERS. If you wish to tender fewer than all of your Tamsa ADSs evidenced by ADRs that you deliver to the U.S. exchange agent, you should indicate this in this ADS letter of transmittal by filling in the number of Tamsa ADSs which are to be tendered in the box entitled "Number of Tamsa ADSs Tendered." In such case, a new ADR for the remainder of the Tamsa ADSs represented by the old ADR will be sent to the person(s) signing this ADS letter of transmittal, or delivered as such person(s) properly indicate(s) thereon, as promptly as practicable after the tendered Tamsa ADSs are accepted for exchange pursuant to the exchange offer.

If you do not specify otherwise in this ADS letter of transmittal, the Company will assume that you intend to tender all of the ADSs that you deliver to the U.S. exchange agent. In the case of partial tenders, Tamsa ADSs not tendered will not be reissued to a person other than the registered holder.

4. SIGNATURES ON ADS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this ADS letter of transmittal is signed by the registered holder(s) of the Tamsa ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

If any of the Tamsa ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS letter of transmittal.

If any of the Tamsa ADSs tendered in the exchange offer are registered in different names on several Tamsa ADRs, it will be necessary to complete, sign and submit as many separate ADS letters of transmittal as there are different registrations of Tamsa ADRs.

If this ADS letter of transmittal or any Tamsa ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to act must be submitted.

When this ADS letter of transmittal is signed by the registered holder(s) of the Tamsa ADSs listed and transmitted hereby, no endorsements of Tamsa ADRs or separate stock powers are required unless ADSs of the Company, evidenced by ADRs of the Company, are to be issued to a person other than the registered holder(s). Signatures on these Tamsa ADRs or stock powers must be guaranteed by an eligible institution.

If this ADS letter of transmittal is signed by a person other than the registered holder(s) of the Tamsa ADSs listed, the Tamsa ADRs must be endorsed or accompanied by appropriate stock powers. The stock powers must be signed exactly as the name or names of the registered holder or holders appear on the Tamsa ADRs evidencing such Tamsa ADSs. Signatures on these ADRs or stock powers must be guaranteed by an eligible institution.

5. SECURITY TRANSFER TAXES. The Company will pay, or cause to be paid, any security transfer taxes with respect to the exchange of Tamsa ADSs for ADSs of the Company or the issue of ADSs of the Company in exchange for Tamsa ADSs in the exchange offer or the sale by the U.S. exchange agent of ADSs (or shares) of the Company in order that no fractional ADSs of the Company are issued to any holder, unless the holder tendering Tamsa ADSs differs from the person receiving ADSs of the Company in exchange therefor or cash in lieu of fractional shares or if a transfer tax is imposed for any reason other than the exchange of the Tamsa ADSs the issuance of ADSs of the Company pursuant to the exchange offer or the sale by the U.S. exchange agent of ADSs (or shares) of the Company in order that no fractional ADSs of the Company are issued to any holder, in which case the transferor will need to pay the amount of any transfer tax.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. The appropriate "Special Delivery Instructions" box and/or the "Special Issuance Instructions" box on this ADS letter of transmittal should be completed if:

- the statement for the ADSs of the Company to be issued in exchange for the Tamsa ADSs are to be issued in the name of a person other than the signer of this ADS letter of transmittal, or

- the ADSs of the Company to be issued in exchange for the Tamsa ADSs are to be sent to an address other than that indicated in the box entitled "Description of Tamsa ADSs Tendered."

7. WAIVER OF CONDITIONS. The Company, in accordance with the terms of the exchange offer, has reserved the right to waive or vary all or any of the conditions stated in the prospectus, in whole or in part. See "Part Three--The Exchange Offer--Conditions to completion of the exchange offer" in the prospectus.

8. FORMS. If you hold Tamsa ADSs, you must use an ADS letter of transmittal in order to tender your Tamsa ADSs and accept the exchange offer. Holders of Tamsa shares may not tender Tamsa shares pursuant to this ADS letter of transmittal except insofar as they are represented by Tamsa ADSs. A separate form of acceptance for tendering Tamsa shares not represented by ADSs can be obtained from the information agent and the Mexican exchange agent. If you have questions or need assistance or additional copies of the prospectus or this ADS letter of transmittal, contact the information agent at its address and telephone number set forth at the end of this ADS letter of transmittal.

9. LOST, DESTROYED OR STOLEN TAMSA ADRS. If any of your Tamsa ADRs representing Tamsa ADSs have been lost, destroyed or stolen, you should promptly notify the depositary for the Tamsa ADSs by checking the box immediately preceding "Special Delivery Instructions" and indicate the number of Tamsa ADSs represented by the lost, destroyed or stolen Tamsa ADRs. The depositary for the Tamsa ADSs will be able to instruct you as to the steps that must be taken in order to replace the Tamsa ADRs. This ADS letter of transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Tamsa ADRs have been complied with.

10. FRACTIONAL ENTITLEMENTS. No fractional ADSs of the Company will be issued. The U.S. exchange agent will remit cash without interest in lieu of such fractional ADSs of the Company. No holder of Tamsa ADSs shall be entitled to dividends, voting rights or other rights in respect of any fractional ADSs of the Company.

11. BACKUP WITHHOLDING. Under the U.S. federal income tax law, a holder whose tendered Tamsa ADSs is accepted for exchange is required to provide the U.S. exchange agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9, which is enclosed. If the U.S. exchange agent is not provided with the correct TIN, the Internal Revenue Service ("IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Tamsa ADSs exchanged pursuant to the exchange offer may be subject to a 30% backup withholding.

The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the U.S. exchange agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the U.S. exchange agent. For further information concerning backup withholding and instructions for completing the enclosed Substitute Form W-9, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Exempt holders (including, among others, corporations) are not subject to backup withholding and should so certify on Substitute Form W-9. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement on the enclosed Form W-8BEN, signed under penalties of perjury, certifying such person's foreign status.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in a n overpayment of taxes, a refund may be applied for from the IRS.

                       PAYER'S NAME: JPMORGAN CHASE BANK

-------------------------------------------------------------------------------------------------------------------------------
                                     PART 1 -- TAXPAYER IDENTIFICATION                         Social Security Number or
  SUBSTITUTE                         NUMBER. Please provide your TIN in the                 Employee Identification Number
  FORM W-9                           box at right and certify by signing and
DEPARTMENT OF THE TREASURY           dating below.
INTERNAL REVENUE SERVICE                                                                    ------------------------------

                                   -------------------------------------------------------------------------------------------
                                     PART 2 -- CERTIFICATION.  Under penalties of perjury, I certify that:
                                     1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
                                     2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends or (c) I have been notified by the IRS that I am no longer subject to backup withholding;
PAYER'S REQUEST FOR                  3) I am a U.S. Person (including a U.S. resident alien); and
TAXPAYER IDENTIFICATION
NUMBER ("TIN") AND                   4) Any information provided on this form is true, correct and complete.
CERTIFICATION                        ------------------------------------------------------------------------------------------
                                     PART 3 -- AWAITING TIN [ ]
-------------------------------------------------------------------------------------------------------------------------------

  CERTIFICATION INSTRUCTIONS.  You must cross out item (2) of Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such Item (2).
  SIGNATURE
  -----------------------------------------------------------------------------------------------------------------------------
  NAME
  -----------------------------------------------------------------------------------------------------------------------------
  (PLEASE PRINT)
  ADDRESS
  -----------------------------------------------------------------------------------------------------------------------------
  (INCLUDING ZIP CODE)
  DATE
 -----------------------------------------------------------------------------------------------------------------------------,
  2002
-------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF THE AMOUNT OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Officer, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:  ________   Date:  ________ , 2002

                The Information Agent for the exchange offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                          17 STATE STREET - 10TH FLOOR
                              NEW YORK, N.Y. 10004

                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
       ALL OTHERS INSIDE THE UNITED STATES CALL TOLL FREE: (866) 423-4876